UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	July 22, 2022

Alfi, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40294	30-1107078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

429 Lenox Avenue
Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 395-4520

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALF	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.57	ALFIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2022, the Board of Directors (the “Board”) of Alfi, Inc. (the “Company”) appointed James Lee, the current Chairman of the Board, to serve as the Company’s Interim Chief Executive Officer effective as of such date. As Interim Chief Executive Officer, Mr. Lee will serve as the Company’s principal executive officer. The Board, upon recommendation of its Compensation Committee, has determined that Mr. Lee will not receive any compensation from the Company for his service as the Company’s Interim Chief Executive Officer. Mr. Lee replaces Peter Bordes as the Company’s Interim Chief Executive Officer, effective July 22, 2022. Mr. Bordes continues to serve as a director of the Company.

Mr. Lee, age 63, has served as Chairman of the Board since October 22, 2021 and a director of the Company since July 2018. Mr. Lee has been the founder, President and Chief Executive Officer of Lee Aerospace, Inc., a transparency manufacturer for the aerospace industry, since 1987. Additional biographical and other information concerning Mr. Lee, including information reportable under Item 404(a) of Regulation S-K, can be found in: (i) the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2022, under (a) Part II, Item 5 “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities – Recent Sales of Unregistered Securities” and “ – Use of Proceeds From Registered Securities”, (b) Part III, Item 10 “Directors, Executive Officers and Corporate Governance – Information About Executive Officers and Directors – James Lee”, and (c) Part III, Item 13 “Certain Relationships and Related Transactions, and Director Independence – Related Party Transactions”; (ii) the Company’s Current Report on Form 8-K, filed with the SEC on April 18, 2022; and (iii) the Company’s Current Report on Form 8-K, filed with the SEC on July 1, 2022. All such information is incorporated into this Item 5.02 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALFI, INC.

By:	/s/ Louis Almerini
Louis Almerini
Interim Chief Financial Officer

Date: July 28, 2022